EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE GOVERNMENT OBLIGATIONS FUND
Supplement to Prospectuses dated March 1, 2010

The following replaces "Government Obligations Portfolio" in the Appendix entitled "Portfolio Overview":

Government Obligations Portfolio. The Portfolio’s investment objective is to provide a high current return. Under normal circumstances, Government Obligations Portfolio invests at least 80% of its net assets in securities issued, backed or guaranteed by the U.S. Government, or its agencies or instrumentalities. Interests in Government Obligations Portfolio are not guaranteed by the U.S. Government. The Portfolio invests primarily in MBS that are either issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by fixed or adjustable rate mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Government Obligations Portfolio may also engage in active management techniques (such as derivatives, securities lending, borrowing, short sales, mortgage dollar roll transactions and forward commitments and any combination thereof). Government Obligations Portfolio may borrow from banks to increase investments (“leveraging”). Such borrowings will be unsecured. The Portfolio may borrow an amount (when taken together with any borrowings for temporary purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). Leveraging will exaggerate any increase or decrease in the net asset value of the securities held by the Portfolio and, in that respect, may be considered a speculative practice. In addition, the costs associated with borrowing may exceed the return on investments acquired with borrowed funds.

In addition, the Portfolio may enter into forward commitments to purchase generic U.S. government agency MBS ("Generic MBS"), with the total amount of such outstanding commitments not to exceed 10% of the Portfolio’s total net assets. Such forward commitments may be entered into for purposes of investment leverage. The Portfolio may enter into forward commitments to sell Generic MBS, with the total amount of such outstanding commitments not to exceed 50% of the Portfolio’s MBS holdings. In addition, the Portfolio at times may enter into mortgage dollar rolls. The Portfolio may engage in securities lending for total return as well as for income, and may invest the collateral received from loans in securities in which it may invest.

March 18, 2010	GODIVIPS